UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-1530

Name of Registrant:	Vanguard Explorer Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code:	(610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 – October 31, 2009

Item 1: Reports to Shareholders

Vanguard Explorer™ Fund
Annual Report
October 31, 2009

> For fiscal year 2009, Vanguard Explorer Fund’s Investor Shares returned about 14%, a result that bested peer funds but trailed the fund’s unmanaged benchmark.

> All but one sector in the fund posted gains as stocks bounced back from a severe bear market.

> Information technology stocks, the fund’s largest position, accounted for about half of the fund’s gains.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	8
Results of Proxy Voting	14
Fund Profile	16
Performance Summary	17
Financial Statements	19
Your Fund’s After-Tax Returns	32
About Your Fund’s Expenses	33
Glossary	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Explorer Fund
Investor Shares	VEXPX	14.46%
AdmiralTM Shares[1]	VEXRX	14.66
Russell 2500 Growth Index		18.21
Small-Cap Growth Funds Average[2]		12.85

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$45.54	$51.77	$0.282	$0.000
Admiral Shares	42.45	48.21	0.367	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

Vanguard Explorer Fund’s Investor Shares returned about 14% for the fiscal year ended October 31, 2009. The fund trailed its benchmark, the Russell 2500 Growth Index, which returned about 18% for the period, but topped the average return for competing funds.

For the 12-month period, the majority of the fund’s advance came from two sectors: information technology and consumer discretionary. Meanwhile, fund holdings in health care and consumer staples underperformed those sectors as represented in the index.

If you own shares of the fund in a taxable account, you may wish to review the discussion on the fund’s after-tax returns that appears later in this report.

A vicious bear market quickly turned bullish

A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 were barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

The bond market experienced an equally dramatic turnaround

The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	11.20%	–6.84%	0.71%
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06
MSCI All Country World Index ex USA (International)	34.79	–2.49	7.58

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, raising their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Technology stocks boosted the fund’s return

Leading the Explorer Fund’s advance for the 12 months ended October 31 were information technology stocks (+26%), which made up about one-quarter of the fund’s holdings on average during the period.

The fund’s IT holdings advanced smartly as investors anticipated higher spending on hardware, software, and related services. Riverbed Technology Inc., a communications equipment provider, and Euronet Worldwide, an electronic transaction servicer that is one of the fund’s top ten holdings, were two of the best performers in this sector. However, the fund’s IT portfolio underperformed its counterpart in the Russell 2500 Growth

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Small-Cap
	Investor	Admiral	Growth Funds
	Shares	Shares	Average
Explorer Fund	0.51%	0.32%	1.61%

1 The fund expense ratios shown are from the prospectus dated February 20, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the expense ratios were 0.54% for
Investor Shares and 0.34% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Index, even though it represented a greater portion of assets in the fund than in the index.

The fund was hampered a bit by some selections in health care, the second-largest sector in the portfolio. In particular, Explorer’s biotechnology holdings (–5%) proved to be a notable drag on performance, even as health care overall gained 10% in the fund.

The fund’s consumer staples stocks (+3%) performed tepidly. For example, because the fund had only a short-term, negligible position in Whole Foods Market, a stock that made a sizable contribution to the index’s return, the fund missed out as the high-end food retailer tripled in price on a much-improved sales outlook. The advisors’ selections in financials also held the fund back. However, the effect was muted by the relatively small size of the consumer staples and financial sectors in the index and the fund.

On the other hand, the fund’s energy holdings (+13%)—particularly stocks of companies involved in oil and gas exploration—were solid performers. The fund’s advisors selected companies that took advantage of rising energy prices and advances in oil and gas extraction. The fund also got a boost from its materials stocks (+30%) as demand kicked back into gear after slowing during the depths of the recession.

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
Explorer Fund Investor Shares	4.72%
Russell 2500 Growth Index	1.56
Small-Cap Growth Funds Average[1]	0.88

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

For more information on the fund’s positioning and performance during the year, please see the Advisors’ Report that follows this letter.

A word on expenses

The fund’s expense ratio has risen over the past fiscal year. The explanation is threefold.

First, over the course of the year, the fund’s average net assets declined below their level in fiscal 2008, meaning the fund’s fixed expenses have accounted for a modestly higher percentage of fund assets. Second, the Vanguard funds' contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall, a smaller portion of assets is subject to the lower rate, causing the overall rate to increase. Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Finally, Vanguard’s contracts with external advisors generally include incentive-fee provisions and penalties that are contingent on the advisors’ performance relative to their benchmarks. This fee structure helps to ensure that the interests of the fund shareholders and advisors remain aligned. Over the past year, the advisory fee penalty diminished as the fund’s relative performance improved. The fund’s financial statements include more information about Vanguard Explorer Fund’s incentive fee.

Long-term results, while diminished by the downturn, are still solid

When considering a fund’s past performance, Vanguard encourages investors to focus on long-term results. With that being said, an investment’s long-term track record can be distorted, for better or worse, by the most recent short-term results. Although the Explorer Fund delivered strong returns for the most recent 12-month period, the big losses that preceded this rebound have taken a big chunk from its long-term record.

Over the past ten years, the Explorer Fund’s Investor Shares have returned an average of nearly 5% annually. Just two years ago, at the end of the 2007 fiscal year, the fund had an average yearly return of about 10%. Although the long-term results have been noticeably weakened by the market’s recent historic downturn, the fund has performed significantly better than both its benchmark and peer group over the past ten years.

We continue to have confidence in Explorer’s advisors and their valuation-conscious approach to selecting small-company growth stocks. We believe that the fund will continue to provide solid results over the long term.

A long-term perspective is still paramount

Although recent months have brought good news for both stock prices and investors, the losses realized in the not-so-distant past won’t be easily forgotten. And, although the stock market seems to be moving in the right direction for now, there’s really no way to be certain what the future will bring.

Uncertainty is the one thing that we can count on in the financial markets. Because of this, Vanguard encourages investors to continue to rely on time-tested principles, including maintaining a long-term perspective and sticking to your plan. By creating and staying with a well-balanced and diversified portfolio that is consistent with your long-term goals, time horizon, and risk tolerance, you’ll have a much better chance of achieving your financial objectives.

We believe that the Explorer Fund, with its low costs and diversification across small-cap growth companies, can be a valuable part of such a well-balanced portfolio.

Thank you for your continued confidence in Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 17, 2009

7

Advisors’ Report

For the fiscal year ended October 31, 2009, Vanguard Explorer Fund returned 14.46% for Investor Shares and 14.66% for the lower-cost Admiral Shares. Your fund is managed by seven independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table following this report lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 20, 2009.

Granahan Investment
Management, Inc.

Portfolio Manager:
Jack Granahan, CFA, Managing Partner

Investment environment: The market rally that began in March has been robust, as fears of financial collapse have receded and appetite for risk has increased. Corporate managements have been generally cautious in giving earnings guidance. That, plus significant cost cutting, allowed many of their estimates to be exceeded through the end of September. At some point, as further cost cuts become more difficult, revenue growth will have to become stronger. In the third calendar quarter, 37% of the companies in our portfolio showed revenue growth.

The government’s huge liquidity injections and low rates, and resultant weaker dollar, also undoubtedly have contributed to higher equity prices.

Successes: Most of our biggest gains were in technology and health care, where it was possible to find some companies that were able to grow through the difficult economic conditions. In technology, stocks like SuccessFactors, Salesforce.com, and Concur all performed well as their on-demand software increased customer productivity and lowered costs. Other tech winners included Riverbed Technology and Blue Coat Systems in network optimization. Our strong contributors in health care included Edwards Lifesciences, whose minimally invasive heart valve product showed promise; Align Technology, which saw resilience in the sales of its Invisalign clear braces; and Medarex, which was acquired at a 90% price premium by Bristol-Myers.

Other sectors that recorded positive performance in our portfolio were industrials and energy, as both good stock selection and fortuitous underweighting helped.

Shortfalls: Consumer staples was our worst-performing sector, as two regional supermarkets, Ruddick and Spartan, were down in an otherwise positive sector. We added to Ruddick and recently began to sell our smaller Spartan position.

The large consumer discretionary sector produced our highest absolute return for the year but lagged the benchmark sector. Holdings that penalized our portfolio included Skechers, a position we eliminated, and Marchex, which we have reduced.

Wellington Management
Company, LLP

Portfolio Manager:
Kenneth L. Abrams, Senior Vice President
and Equity Portfolio Manager

Investment environment: After months of declines, markets returned to positive territory in April and continued to march higher through the end of the period. With the Federal Reserve maintaining interest rates near zero, investors shifted back into riskier assets, and many stocks that had been punished during the financial crisis rebounded sharply. Signs of economic stabilization overshadowed concerns about high unemployment and weak home prices.

Successes: Our portion of the fund benefited from favorable selections in the materials, consumer discretionary, and information technology sectors. We received solid performances, for example, from holdings in Solutia, TRW Automotive, and Red Hat. Solutia shares gained on improving sales, higher manufacturing and utilization rates, and continued cost controls. TRW Automotive shares rallied in anticipation of a rebound in global auto production. And Red Hat has seen solid results as the firm’s value-oriented product offerings proved compelling in the challenging market environment.

Shortfalls: Conversely, our industrials holdings—including Covanta and US Airways—were the primary detractors over the trailing 12 months. We eliminated our position in Covanta because we expect that recessionary pressures will lead to longer than expected weakness in the pricing of waste disposal and recycled metal. Shares of US Airways fell as the U.S. airline industry was hurt badly in 2009 by the global economic recession and resulting decline in passenger demand.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and
Chief Investment Officer

Investment environment: The bear market bottom on March 9 was followed by an enormous rally that went nearly straight up before leveling off recently. Driving this was a pronounced shift in investor sentiment from despair to relief that the financial system and economy were recovering. The markets are now wrestling with the question of whether the recovery—and company earnings progress—will be weak or strong.

So far the rally has been led by a snap back in the smallest, least profitable, most cyclically stretched companies. In contrast, we will maintain our focus on high-quality, self-funding businesses that are increasing their competitive advantages. They should grow even more powerfully if the recovery proves stronger than expected, but far more successfully than most if the recovery is anemic—a good combination.

Successes: In keeping with our bottom-up growth style, our largest contributors came from a mix of industries and were typified by companies that grew successfully despite the sinking economy. These included Rovi, Niko Resources, Cooper Companies, and EnerSys.

Shortfalls: Our largest detractor from relative returns was health care, as our holdings suffered from the uncertainty created by the debate over health care reform, and were affected by operational issues in companies such as Psychiatric Solutions and Immucor.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

Investment environment: The panic of the first part of the year drove down all stocks, regardless of individual characteristics, as investors sought to exit the market. In March, the survival of companies that had almost ceased to exist seemed more likely, and these firms roared back to life. Unfortunately, many of these firms had attributes that our model does not seek, such as negative earnings, low margins, and low growth. Value-oriented stocks, which we prefer, were particularly out of favor during the year, presenting our investment process with a significant headwind.

While we are disappointed with our performance for the year, we are not surprised that we lagged during this period. All investment styles endure periods of underperformance. Our benchmark, the Russell 2500 Growth Index, returned 18.21% for the fiscal year. The index had dropped slightly more than 12% through the end of March, and then reversed course with a return of more than 34% for the remainder of the fiscal year.

Successes: We enjoyed success in industrials, with holdings such as Bucyrus International, and in telecommunications, including our position in Centennial Cellular.

Shortfalls: Pharmaceuticals and energy stocks were our least successful industries; our positions in Perrigo and Whiting Pete, for example, hurt performance.

AXA Rosenberg Investment
Management LLC

Portfolio manager:
William E. Ricks, Ph.D., Americas Chief
Executive and Chief Investment Officer

Investment environment: In late 2008, investors witnessed an unprecedented decline in earnings, which prompted record levels of analysts’ revisions. Company earnings became dramatically less certain because of the downward pressure from slowing economies. As a result, investors have shifted their attention to companies with more predictable earnings, albeit with lower earnings growth, over those companies that have greater variability in their earnings outlook. This has driven investors to pay up for “certainty” in earnings and to deemphasize the price paid to purchase those earnings, which presented a challenge to our investment process.

The first few months of 2009 continued to represent a volatile and challenging market environment for active stock pickers. Two key factors were sharp moves in sentiment among sectors and a lack of price discipline exhibited by investors. In particular, previously battered securities sharply rebounded in March and led the rally that continued through the end of the third quarter.

Successes: Our underweighting of financials provided the portfolio with the best overall sector contribution. However, while the underweighting in the sector was rewarded, stock selection partially offset the benefit. Our most significantly underweighted positions were in miscellaneous financial firms and real estate investment trusts. REITs have been challenged in the current economic environment because vacancy rates have increased while their rental rates have declined. An underweight position in Taubman Centers, a retail REIT, aided performance. Within the sector, however, there was wide dispersion in performance.

Many of the troubled financial firms saw their fortunes improve dramatically over the most recent six months. Our proprietary earnings outlook for the sector forecasted weak earnings, which prevented us from owning many of the high-risk stocks that rallied strongly.

In addition to financials, the energy sector also contributed to performance, because of both sector positioning and stock selection. Our relative performance was helped because we avoided stocks such as Penn Virginia (–45%) and Comstock Resources (–17%).

Shortfalls: The dramatic rally that started in March has been led by beaten-down stocks with poor trailing and forecasted earnings. As a result, stock selection within most sectors hurt our relative performance. Our most challenging sector was technology. Our portfolio’s overweighted position in software companies was driven by firms with strong balance sheets, low interest expense, reasonable valuation levels, and attractive longer-term earnings outlooks; these underperformed the benchmark’s software stocks. However, the earnings outlook for many of the companies that rallied strongly was, in fact, weak.

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner and
Senior Portfolio Manager

Investment environment: Cost control amid still-tepid revenues has supported profit margins and fueled a rally in public market valuations. This focus on cost control is evident in the continued

weakness in national employment data. Capital and labor are two fundamental economic inputs, and it is clear that capital and profits are being protected at the expense of labor. We expect continued stability in corporate margins, but a sluggish recovery overall. Our stock selection is based on our expectation that enhanced incremental margins will drive superior investment performance as the year draws to a close and we look to further recovery in 2010.

Successes: Stock selection within consumer staples added value. Jarden, a manufacturer of consumer lifestyle products, performed particularly well. Energy and consumer services also helped relative performance.

Shortfalls: Three sectors accounted for nearly all of the portfolio’s underperformance: health care, technology, and industrials. Stock selection disappointed in health care, most notably within medical specialties, hospital and nursing management, and biotechnology. After a strong 2008, two consulting firms, FTI Consulting and Huron Consulting, weighed heavily on our industrials portfolio.

Century Capital Management, LLC

Portfolio Manager:
Alexander L. Thorndike, Chief Investment
Officer and Managing Partner

Investment environment: The pendulum has swung from the severe financial shock of last fall back toward a stabilized economy, and a prevailing rally in the capital markets has helped improve investor sentiment. Corporate productivity and profitability are encouraging, but consumers remain challenged by high unemployment, high debt, and depressed housing prices. In our opinion, the credit markets and consumer spending will remain constrained for some time, which will have an impact on future economic growth.

We believe that high-quality, competitively advantaged companies will lead the market both in the near future and over the long term. These companies should be best positioned to experience market-share gains, pricing power, and profitable growth in an expansionary environment, and we have positioned the portfolio accordingly to take advantage of seismic shifts during a recovery.

Successes: Health care was our best-performing sector during the period. Top performers included Bruker and Brookdale Senior Living. Financials also contributed to performance, particularly MFA Financial and Eaton Vance.

Shortfalls: Consumer discretionary and consumer staples were our weakest sectors during the period. Matthews International and Ralcorp Holdings, for example, detracted from performance.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	25	1,960	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one of
			three life-cycle categories: pioneer, core growth, and
			special situation. In each, the process looks for
			companies with strong earnings growth and
			leadership in their markets.
Wellington Management	19	1,478	Conducts research and analysis of individual companies
Company, LLP			to select stocks believed to have exceptional growth
			potential relative to their market valuations. Each stock
			is considered individually before purchase, and
			company developments are continually monitored
			for comparison with expectations for growth.
Kalmar Investment Advisers	14	1,126	Employs a “growth-with-value” strategy using
			creative, bottom-up research to uncover vigorously
			growing, high-quality businesses whose stocks can be
			bought while inefficiently valued. The strategy has a
			dual objective of strong returns with lower risk.
Vanguard Quantitative Equity Group	13	1,053	Employs a quantitative fundamental management
			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared
			with their peers.
AXA Rosenberg Investment	12	975	Employs an investment philosophy grounded in
Management LLC			fundamental analysis using a two-part quantitative
			model: a valuation model, which compares a stock’s
			price to its fair value, and an earnings-forecast model,
			which identifies companies likely to have superior
			earnings.
Chartwell Investment Partners, L.P.	8	644	Uses a bottom-up, fundamental, research-driven
			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Century Capital Management, LLC	7	524	Employs a fundamental, bottom-up approach that
			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Cash Investments	2	169	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest
			cash position.

+

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	103,465,394	2,806,805	97.4%
Charles D. Ellis	103,271,931	3,000,269	97.2%
Emerson U. Fullwood	103,377,134	2,895,066	97.3%
Rajiv L. Gupta	103,330,487	2,941,713	97.2%
Amy Gutmann	103,464,972	2,807,228	97.4%
JoAnn Heffernan Heisen	103,384,202	2,887,997	97.3%
F. William McNabb III	103,465,892	2,806,307	97.4%
Andre F. Perold	103,336,178	2,936,021	97.2%
Alfred M. Rankin, Jr.	103,446,662	2,825,537	97.3%
Peter F. Volanakis	103,513,635	2,758,565	97.4%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Explorer Fund	For	Abstain	Against	Non-Votes	For
2a	99,658,844	1,193,928	3,315,368	2,104,060	93.8%
2b	98,828,846	1,332,443	4,006,843	2,104,068	93.0%
2c	95,245,834	1,371,183	7,551,118	2,104,064	89.6%
2d	97,146,896	1,351,338	5,669,899	2,104,066	91.4%
2e	97,677,627	1,273,287	5,217,220	2,104,066	91.9%
2f	99,392,168	1,259,395	3,516,572	2,104,065	93.5%
2g	99,510,365	1,235,084	3,422,685	2,104,065	93.6%

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Explorer Fund	11,570,118	4,697,780	87,900,228	2,104,073	10.9%

Explorer Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	1,089	1,569	4,310
Median Market Cap	$1.8B	$1.9B	$28.3B
Price/Earnings Ratio	71.3x	49.9x	30.3x
Price/Book Ratio	2.2x	2.7x	2.1x
Yield[3]		0.8%	1.9%
Investor Shares	0.1%
Admiral Shares	0.4%
Return on Equity	13.7%	14.9%	19.4%
Earnings Growth Rate	11.4%	12.8%	9.3%
Foreign Holdings	3.5%	0.0%	0.0%
Turnover Rate	95%	—	—
Expense Ratio[4]		—	—
Investor Shares	0.51%
Admiral Shares	0.32%
Short-Term Reserves	2.8%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	16.0%	17.2%	10.0%
Consumer Staples	3.6	4.7	10.3
Energy	5.1	4.6	11.6
Financials	7.3	8.6	16.3
Health Care	17.8	19.1	11.9
Industrials	15.1	14.8	10.4
Information Technology	27.8	23.5	19.1
Materials	5.9	4.8	3.8
Telecommunication
Services	0.7	1.6	2.8
Utilities	0.7	1.1	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.95
Beta	0.94	1.11

Ten Largest Holdings[6] (% of total net assets)

Alliance Data	data processing and
Systems Corp.	outsourced services	0.7%
MSC Industrial	trading companies
Direct Co., Inc. Class A	and distributors	0.7
Euronet Worldwide Inc.	data processing
	and outsourced
	services	0.6
ON Semiconductor Corp.	semiconductors	0.6
Polycom, Inc.	communications
	equipment	0.6
TiVo Inc.	application software	0.6
DeVry Inc.	education services	0.5
Sapient Corp.	IT consulting
	and other services	0.5
Edwards Lifesciences Corp.	health care
	equipment	0.5
Sensient Technologies Corp.	specialty chemicals	0.5
Top Ten		5.8%

Investment Focus

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated February 20, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the expense ratios were 0.54% for
Investor Shares and 0.34% for Admiral Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Explorer Fund Investor Shares[1]	14.46%	0.54%	4.72%	$15,867
Dow Jones U.S. Total Stock Market Index	11.34	1.06	0.06	10,056
Russell 2500 Growth Index	18.21	2.00	1.56	11,680
Small-Cap Growth Funds Average[2]	12.85	–0.18	0.88	10,914

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Explorer Fund Admiral Shares	14.66%	0.71%	3.31%	$129,632
Dow Jones U.S. Total Stock Market Index	11.34	1.06	2.19	118,874
Russell 2500 Growth Index	18.21	2.00	3.32	129,724

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception:
November 12, 2001.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	12/11/1967	–3.83%	2.24%	5.62%
Admiral Shares	11/12/2001	–3.66	2.41	4.11[2]

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Return since inception.
See Financial Highlights for dividend and capital gains information.

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
	DeVry Inc.	765,356	42,317	0.5%
*	WMS Industries Inc.	918,421	36,718	0.5%
*	GameStop Corp. Class A	1,442,865	35,047	0.4%
*	DreamWorks Animation SKG Inc. Class A	1,055,100	33,763	0.4%
*	Warnaco Group Inc.	769,986	31,208	0.4%
	Penske Auto Group Inc.	1,894,920	29,674	0.4%
*	O’Reilly Automotive Inc.	795,121	29,642	0.4%
	Consumer Discretionary—Other †		966,037	12.2%
			1,204,406	15.2%
Consumer Staples
	Ruddick Corp.	1,301,060	34,764	0.4%
	Nu Skin Enterprises Inc. Class A	1,426,850	32,475	0.4%
	Consumer Staples—Other †		205,649	2.6%
			272,888	3.4%
Energy
^	Core Laboratories NV	282,090	29,422	0.4%
	Energy—Other †		352,063	4.4%
			381,485	4.8%
Exchange-Traded Funds
1	Vanguard Small-Cap ETF	1,165,083	60,608	0.7%
^,1	Vanguard Small-Cap Growth ETF	713,200	38,227	0.5%
^	iShares Russell 2000 Index Fund	523,200	29,482	0.4%
			128,317	1.6%
Financials
	Discover Financial Services	2,455,400	34,719	0.4%
*	Jefferies Group Inc.	1,257,963	32,833	0.4%
	Cash America International Inc.	984,600	29,794	0.4%
	Financials—Other †		433,956	5.5%
			531,302	6.7%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
*	Edwards Lifesciences Corp.	538,850	41,459	0.5%
*	ResMed Inc.	800,375	39,386	0.5%
	Beckman Coulter Inc.	559,630	36,001	0.5%
*	Henry Schein Inc.	680,188	35,934	0.4%
*	Mettler-Toledo International Inc.	339,309	33,083	0.4%
*	IDEXX Laboratories Inc.	644,360	32,940	0.4%
*	ICON PLC ADR	1,303,082	32,186	0.4%
	Cooper Cos. Inc.	1,106,730	31,000	0.4%
*	QIAGEN NV	1,477,200	30,770	0.4%
	DENTSPLY International Inc.	851,300	28,059	0.4%
	Health Care—Other †		1,005,684	12.7%
			1,346,502	17.0%
Industrials
	MSC Industrial Direct Co. Class A	1,237,140	53,259	0.7%
*	Stericycle Inc.	710,600	37,214	0.5%
^	Ritchie Bros Auctioneers Inc.	1,476,000	32,354	0.4%
*	Corrections Corp. of America	1,226,054	29,352	0.4%
	Equifax Inc.	1,002,684	27,453	0.3%
	Industrials—Other †		960,653	12.1%
			1,140,285	14.4%
Information Technology
*,^	Alliance Data Systems Corp.	1,075,756	59,145	0.7%
*	Euronet Worldwide Inc.	2,026,474	47,926	0.6%
*	ON Semiconductor Corp.	6,939,310	46,424	0.6%
*	Polycom Inc.	2,151,338	46,189	0.6%
*	TiVo Inc.	4,017,260	43,708	0.6%
*	Sapient Corp.	5,096,458	41,485	0.5%
*	Informatica Corp.	1,655,257	35,141	0.4%
*	Ingram Micro Inc.	1,964,813	34,679	0.4%
*	Red Hat Inc.	1,286,693	33,210	0.4%
*	Teradyne Inc.	3,934,740	32,934	0.4%
*	FEI Co.	1,379,593	32,848	0.4%
*	Sybase Inc.	780,886	30,892	0.4%
*	NICE Systems Ltd. ADR	990,595	30,679	0.4%
*	Concur Technologies Inc.	851,687	30,354	0.4%
	Factset Research Systems Inc.	473,800	30,347	0.4%
*	PMC - Sierra Inc.	3,509,451	29,901	0.4%
*	Ariba Inc.	2,440,485	28,847	0.4%
*	MICROS Systems Inc.	1,046,239	28,165	0.4%
	Information Technology—Other †		1,427,882	18.0%
			2,090,756	26.4%
Materials
	Sensient Technologies Corp.	1,596,950	40,387	0.5%
	Albemarle Corp.	1,021,170	32,249	0.4%
*	Solutia Inc.	2,713,783	29,852	0.4%
	Materials—Other †		344,123	4.3%
			446,611	5.6%

Telecommunication Services †			54,416	0.7%

Utilities †			47,537	0.6%
Total Common Stocks (Cost $7,330,799)			7,644,505	96.4%[2]
Temporary Cash Investments

Explorer Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Money Market Fund
3,4 Vanguard Market Liquidity Fund	0.225%	370,767,569	370,768	4.7%

5U.S. Government and Agency Obligations †			18,294	0.2%

Repurchase Agreement †			12,000	0.2%
Total Temporary Cash Investments (Cost $401,053)			401,062	5.1%[2]
Total Investments (Cost $7,731,852)			8,045,567	101.5%
Other Assets and Liabilities
Other Assets			130,582	1.6%
Liabilities[4]			(246,712)	(3.1%)
			(116,130)	(1.5%)
Net Assets			7,929,437	100.0%

At October 31, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				9,860,604
Overdistributed Net Investment Income				(4,365)
Accumulated Net Realized Losses				(2,238,236)
Unrealized Appreciation (Depreciation)
Investment Securities				313,715
Futures Contracts				(2,286)
Foreign Currencies				5
Net Assets				7,929,437

Investor Shares—Net Assets
Applicable to 109,676,526 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				5,677,413
Net Asset Value Per Share—Investor Shares				$51.77

Admiral Shares—Net Assets
Applicable to 46,709,709 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,252,024
Net Asset Value Per Share—Admiral Shares				$48.21

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $101,748,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.3% and 4.2%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $111,157,000 of collateral received for securities on loan.
5 Securities with a value of $18,294,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	56,491
Interest[2]	2,652
Security Lending	4,935
Total Income	64,078
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,344
Performance Adjustment	(376)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,796
Management and Administrative—Admiral Shares	2,122
Marketing and Distribution—Investor Shares	1,338
Marketing and Distribution—Admiral Shares	569
Custodian Fees	169
Auditing Fees	33
Shareholders’ Reports and Proxies—Investor Shares	399
Shareholders’ Reports and Proxies—Admiral Shares	83
Trustees’ Fees and Expenses	16
Total Expenses	33,493
Expenses Paid Indirectly	(398)
Net Expenses	33,095
Net Investment Income	30,983
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,398,698)
Futures Contracts	(4,735)
Foreign Currencies	(375)
Realized Net Gain (Loss)	(1,403,808)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,374,912
Futures Contracts	9,562
Foreign Currencies	100
Change in Unrealized Appreciation (Depreciation)	2,384,574
Net Increase (Decrease) in Net Assets Resulting from Operations	1,011,749

1 Dividends are net of foreign withholding taxes of $237,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,549,000, $2,396,000, and
($8,493,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,983	46,416
Realized Net Gain (Loss)	(1,403,808)	(795,075)
Change in Unrealized Appreciation (Depreciation)	2,384,574	(4,113,294)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,011,749	(4,861,953)
Distributions
Net Investment Income
Investor Shares	(31,118)	(32,844)
Admiral Shares	(17,117)	(19,834)
Realized Capital Gain[1]
Investor Shares	—	(718,966)
Admiral Shares	—	(293,376)
Total Distributions	(48,235)	(1,065,020)
Capital Share Transactions
Investor Shares	(49,810)	294,591
Admiral Shares	(33,340)	92,430
Net Increase (Decrease) from Capital Share Transactions	(83,150)	387,021
Total Increase (Decrease)	880,364	(5,539,952)
Net Assets
Beginning of Period	7,049,073	12,589,025
End of Period[2]	7,929,437	7,049,073

1 Includes fiscal 2008 short-term gain distributions totaling $233,468,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,365,000) and $13,262,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$45.54	$83.93	$80.26	$76.67	$67.01
Investment Operations
Net Investment Income	.178	.295	.362	.302	.111
Net Realized and Unrealized Gain (Loss)
on Investments	6.334	(31.589)	11.052	9.724	9.622
Total from Investment Operations	6.512	(31.294)	11.414	10.026	9.733
Distributions
Dividends from Net Investment Income	(.282)	(.310)	(.320)	(.230)	—
Distributions from Realized Capital Gains	—	(6.786)	(7.424)	(6.206)	(.073)
Total Distributions	(.282)	(7.096)	(7.744)	(6.436)	(.073)
Net Asset Value, End of Period	$51.77	$45.54	$83.93	$80.26	$76.67

Total Return[1]	14.46%	–40.17%	15.31%	13.59%	14.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,677	$5,026	$8,937	$8,517	$7,836
Ratio of Total Expenses to
Average Net Assets[2]	0.54%	0.44%	0.41%	0.46%	0.51%
Ratio of Net Investment Income to
Average Net Assets	0.38%	0.40%	0.44%	0.36%	0.16%
Portfolio Turnover Rate	95%	112%	90%	96%	80%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.04%), (0.03%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$42.45	$78.25	$74.82	$71.47	$62.37
Investment Operations
Net Investment Income	.246	.385	.478	.422	.215
Net Realized and Unrealized Gain (Loss)
on Investments	5.881	(29.442)	10.299	9.050	8.953
Total from Investment Operations	6.127	(29.057)	10.777	9.472	9.168
Distributions
Dividends from Net Investment Income	(.367)	(.427)	(.437)	(.346)	—
Distributions from Realized Capital Gains	—	(6.316)	(6.910)	(5.776)	(.068)
Total Distributions	(.367)	(6.743)	(7.347)	(6.122)	(.068)
Net Asset Value, End of Period	$48.21	$42.45	$78.25	$74.82	$71.47

Total Return	14.66%	–40.07%	15.53%	13.79%	14.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,252	$2,023	$3,652	$3,264	$2,402
Ratio of Total Expenses to
Average Net Assets[1]	0.34%	0.26%	0.23%	0.28%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.58%	0.58%	0.62%	0.54%	0.33%
Portfolio Turnover Rate	95%	112%	90%	96%	80%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.04%), (0.03%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Explorer Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, Kalmar Investment Advisers, AXA Rosenberg Investment Management LLC, Chartwell Investment Partners, L.P., and Century Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, and Wellington Management Company, LLP, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee for AXA Rosenberg Investment Management LLC is subject to quarterly adjustments based on performance since July 31, 2007, relative to the Russell 2500 Growth Index. The basic fee for Century Capital Management, LLC, is subject to quarterly adjustments based on performance since October 31, 2008, relative to a 50/50 blend of the Russell 2500 Index and Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $374,000 for the year ended October 31, 2009.

For the year ended October 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $376,000 (0.01%) based on performance.

Explorer Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $1,761,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.70% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, these arrangements reduced the fund’s management and administrative expenses by $391,000 and custodian fees by $7,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,596,435	48,070	—
Temporary Cash Investments	370,768	30,294	—
Futures Contracts—Assets[1]	527	—	—
Futures Contracts—Liabilities[1]	(2,814)	—	—
Total	7,964,916	78,364	—

1 Represents variation margin on the last day of the reporting period.

Explorer Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2009:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2008	4,568
Transfers out of Level 3	(2,712)
Change in Unrealized Appreciation (Depreciation)	(1,856)
Balance as of October 31, 2009	—

F. At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P MidCap 400 Index	December 2009	91	29,912	(1,137)
E-mini NASDAQ 100 Index	December 2009	837	27,880	(378)
E-mini Russell 2000 Index	December 2009	231	12,978	(771)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2009, the fund realized net foreign currency losses of $375,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2009, the fund had $15,403,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,229,101,000 to offset future net capital gains of $784,127,000 through October 31, 2016, and $1,444,974,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $7,743,448,000. Net unrealized appreciation of investment securities for tax purposes was $302,119,000, consisting of unrealized gains of $1,015,229,000 on securities that had risen in value since their purchase and $713,110,000 in unrealized losses on securities that had fallen in value since their purchase.

Explorer Fund

H. During the year ended October 31, 2009, the fund purchased $6,335,492,000 of investment securities and sold $6,284,295,000 of investment securities, other than temporary cash investments.

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2008		Proceeds from		Oct. 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Advanta Corp. Class A	2,425	—	1,410	180	—
Hollywood Media Corp.	NA1	107	1,245	—	NA1
	2,425			180	—

1 Not applicable—At October 31, 2008, and October 31, 2009, the issuer was not an affiliated company of the fund, but it was affiliated during the period.

J. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	834,745	18,954	981,528	15,527
Issued in Lieu of Cash Distributions	30,644	746	742,180	10,728
Redeemed	(915,199)	(20,390)	(1,429,117)	(22,368)
Net Increase (Decrease)—Investor Shares	(49,810)	(690)	294,591	3,887
Admiral Shares
Issued	411,846	10,050	459,208	7,554
Issued in Lieu of Cash Distributions	15,592	408	293,573	4,559
Redeemed	(460,778)	(11,416)	(660,351)	(11,114)
Net Increase (Decrease)—Admiral Shares	(33,340)	(958)	92,430	999

K. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 15, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets--investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 15, 2009

Special 2009 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $48,236,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares[1]
Periods Ended October 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.46%	0.54%	4.72%
Returns After Taxes on Distributions	14.34	–0.48	3.17
Returns After Taxes on Distributions and Sale of Fund Shares	9.51	0.44	3.51

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,171.80	$2.79
Admiral Shares	1,000.00	1,172.99	1.75
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.63	$2.60
Admiral Shares	1,000.00	1,023.59	1.63

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.51% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-
month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	Founder
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q240 122009

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)

Common Stocks (96.4%)[1]
Consumer Discretionary (15.2%)
	DeVry Inc.	765,356	42,317
*	WMS Industries Inc.	918,421	36,718
*	GameStop Corp. Class A	1,442,865	35,047
*	DreamWorks Animation SKG Inc. Class A	1,055,100	33,763
*	Warnaco Group Inc.	769,986	31,208
	Penske Auto Group Inc.	1,894,920	29,674
*	O'Reilly Automotive Inc.	795,121	29,642
*	LKQ Corp.	1,481,210	25,581
	Nordstrom Inc.	733,200	23,301
*	MGM Mirage	2,443,200	22,648
*	TRW Automotive Holdings Corp.	1,442,224	22,571
	American Eagle Outfitters Inc.	1,265,610	22,136
*	Aeropostale Inc.	548,129	20,571
*	Penn National Gaming Inc.	814,905	20,479
*	NVR Inc.	30,044	19,897
*	Tractor Supply Co.	434,676	19,430
	Service Corp. International	2,819,700	19,371
*	Life Time Fitness Inc.	839,210	18,085
	Jarden Corp.	644,653	17,657
*	Gymboree Corp.	412,148	17,545
*	Capella Education Co.	248,472	17,120
	Autoliv Inc.	496,400	16,669
	Gentex Corp.	1,017,540	16,291
*	Childrens Place Retail Stores Inc.	499,359	15,705
	Aaron's Inc.	601,600	15,070
	Talbots Inc.	1,586,790	14,392
*,^	NetFlix Inc.	269,135	14,385
	Mattel Inc.	751,100	14,218
	ArvinMeritor Inc.	1,810,000	14,136
*	Bally Technologies Inc.	339,660	13,379
*	JOS A Bank Clothiers Inc.	305,640	12,525
*	Texas Roadhouse Inc. Class A	1,281,804	12,139
*	Tenneco Inc.	890,327	12,126
*	priceline.com Inc.	76,850	12,126
	Monro Muffler Brake Inc.	388,850	12,050
	Darden Restaurants Inc.	393,071	11,914
*	Urban Outfitters Inc.	378,533	11,878
	Phillips-Van Heusen Corp.	295,300	11,856
	Polaris Industries Inc.	281,400	11,839
*	OfficeMax Inc.	1,015,200	11,604
	Ross Stores Inc.	257,582	11,336
*	Interpublic Group of Cos. Inc.	1,815,449	10,929
*	ITT Educational Services Inc.	109,200	9,866
	John Wiley & Sons Inc. Class A	268,738	9,465
	Guess? Inc.	255,230	9,329
	Lennar Corp. Class A	704,000	8,870
*	Career Education Corp.	405,900	8,459
	Cracker Barrel Old Country Store Inc.	251,039	8,322
*	Kohl's Corp.	143,114	8,189
*	CEC Entertainment Inc.	280,103	8,182
	Hasbro Inc.	297,555	8,114
*	Tempur-Pedic International Inc.	406,622	7,876
*	Royal Caribbean Cruises Ltd.	381,300	7,714
	Strayer Education Inc.	37,850	7,682
*	Lumber Liquidators Inc.	353,074	7,503
*	Cheesecake Factory Inc.	403,793	7,341
	CKE Restaurants Inc.	813,800	7,121
*	Jack in the Box Inc.	353,100	6,624
	Tiffany & Co.	165,437	6,500
	Matthews International Corp. Class A	176,000	6,465
	Pool Corp.	329,900	6,459

1

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
	Liz Claiborne Inc.	1,087,200	6,241
	Rossi Residencial SA	932,500	6,156
*	Brink's Home Security Holdings Inc.	197,570	6,121
	Jones Apparel Group Inc.	337,370	6,036
*	Steven Madden Ltd.	145,069	5,875
*	Dress Barn Inc.	315,900	5,702
	Williams-Sonoma Inc.	302,350	5,678
*	Big Lots Inc.	221,140	5,540
*	Dollar Tree Inc.	122,281	5,519
	Cablevision Systems Corp. Class A	233,450	5,360
*	Pre-Paid Legal Services Inc.	132,694	5,247
	Tupperware Brands Corp.	110,693	4,983
*	Panera Bread Co. Class A	81,600	4,894
*	Dick's Sporting Goods Inc.	211,800	4,806
*,^	K12 Inc.	292,415	4,690
	Regis Corp.	284,170	4,615
*	Wet Seal Inc. Class A	1,439,700	4,593
	Advance Auto Parts Inc.	121,402	4,523
*	Collective Brands Inc.	237,000	4,396
*	Kirkland's Inc.	344,435	4,333
	Coach Inc.	130,000	4,286
	Genuine Parts Co.	120,000	4,199
	Finish Line Inc. Class A	411,073	4,168
*	FGX International Holdings Ltd.	300,000	3,957
*	Fossil Inc.	144,900	3,873
*	Timberland Co. Class A	235,982	3,818
*	Coldwater Creek Inc.	661,518	3,804
*	Sonic Corp.	400,669	3,746
*	Valassis Communications Inc.	203,614	3,712
*	Corinthian Colleges Inc.	219,300	3,478
	Harte-Hanks Inc.	291,000	3,416
*	Deckers Outdoor Corp.	37,700	3,381
	Cato Corp. Class A	171,216	3,375
*	Jo-Ann Stores Inc.	126,343	3,363
^	Buckle Inc.	110,002	3,301
*	Sally Beauty Holdings Inc.	488,058	3,294
	Foot Locker Inc.	299,320	3,137
*	True Religion Apparel Inc.	120,510	3,106
	Big 5 Sporting Goods Corp.	204,721	3,020
	RadioShack Corp.	174,426	2,946
*	Marvel Entertainment Inc.	57,600	2,878
*	Wonder Auto Technology Inc.	216,644	2,803
*,^	Fuqi International Inc.	133,150	2,728
*	Denny's Corp.	1,231,100	2,708
*	Fuel Systems Solutions Inc.	82,400	2,698
	Pulte Homes Inc.	295,500	2,662
*	HSN Inc.	174,900	2,613
	Burger King Holdings Inc.	146,700	2,517
	Cooper Tire & Rubber Co.	156,243	2,384
	Standard Motor Products Inc.	269,596	2,254
*	BJ's Restaurants Inc.	135,000	2,155
*	PF Chang's China Bistro Inc.	72,648	2,121
*	99 Cents Only Stores	185,311	2,107
*	Carter's Inc.	85,085	2,008
	DineEquity Inc.	87,960	1,861
*,^	Overstock.com Inc.	127,305	1,782
*	HOT Topic Inc.	229,946	1,771
*	Stein Mart Inc.	174,836	1,661
*	Knology Inc.	164,431	1,653
*	Buffalo Wild Wings Inc.	40,000	1,640
*	Carrols Restaurant Group Inc.	241,068	1,565
	Unifirst Corp.	34,144	1,436
*	Citi Trends Inc.	53,438	1,407
	Barnes & Noble Inc.	83,300	1,384

2

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
	Interactive Data Corp.	48,800	1,283
*	Mediacom Communications Corp. Class A	246,125	1,177
	American Greetings Corp. Class A	57,212	1,164
*	Retail Ventures Inc.	163,166	1,046
*	AutoNation Inc.	60,000	1,034
	MDC Holdings Inc.	28,730	937
*	Isle of Capri Casinos Inc.	115,281	893
	Books-A-Million Inc.	101,311	877
	Thor Industries Inc.	33,300	873
	National CineMedia Inc.	53,591	857
*,^	Caribou Coffee Co. Inc.	102,808	842
*	LodgeNet Interactive Corp.	155,962	756
*	Smith & Wesson Holding Corp.	171,549	733
*	Universal Electronics Inc.	35,193	725
	Men's Wearhouse Inc.	29,100	674
*	Red Robin Gourmet Burgers Inc.	37,700	630
	CPI Corp.	51,473	585
	Brinker International Inc.	46,157	583
*	Dorman Products Inc.	39,853	583
	PetMed Express Inc.	36,978	580
*	Steiner Leisure Ltd.	15,500	573
	Wolverine World Wide Inc.	21,700	555
*	O'Charleys Inc.	74,601	523
*	Famous Dave's Of America Inc.	81,398	500
	Stage Stores Inc.	40,730	481
*	G-III Apparel Group Ltd.	24,248	388
*	Core-Mark Holding Co. Inc.	14,076	385
*	Papa John's International Inc.	17,100	385
	World Wrestling Entertainment Inc. Class A	28,931	384
*	Lincoln Educational Services Corp.	18,700	371
*	Destination Maternity Corp.	18,478	371
*	AFC Enterprises Inc.	45,544	366
*	China Automotive Systems Inc.	35,100	364
*	Chipotle Mexican Grill Inc. Class B	4,400	352
	PetSmart Inc.	14,014	330
*	Carmike Cinemas Inc.	30,700	302
^	Sturm Ruger & Co. Inc.	23,349	248
	Choice Hotels International Inc.	7,300	218
*	Domino's Pizza Inc.	29,307	215
*	Systemax Inc.	15,776	213
	WABCO Holdings Inc.	7,600	180
	National Presto Industries Inc.	1,625	141
*	California Pizza Kitchen Inc.	9,648	125
*	Einstein Noah Restaurant Group Inc.	9,300	121
*,^	Conn's Inc.	17,369	110
*	Amerigon Inc.	16,200	104
*	Town Sports International Holdings Inc.	26,894	80
*	CTC Media Inc.	4,500	72
	Sport Supply Group Inc.	5,700	59
	Frisch's Restaurants Inc.	2,100	49
*	Stamps.com Inc.	4,259	43
*	Interval Leisure Group Inc.	3,194	36
*	Mac-Gray Corp.	1,593	13
*	Midas Inc.	1,463	12
*	Culp Inc.	855	5
*	Haverty Furniture Cos. Inc.	383	5
*	Warner Music Group Corp.	246	1
*	Krispy Kreme Doughnuts Inc. Warrants Exp. 03/02/2012	8,183	1
			1,204,406
Consumer Staples (3.4%)
	Ruddick Corp.	1,301,060	34,764
	Nu Skin Enterprises Inc. Class A	1,426,850	32,475
*	Chattem Inc.	321,360	20,365
*	Energizer Holdings Inc.	328,750	20,011

3

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
*	United Natural Foods Inc.	783,004	18,878
	Pricesmart Inc.	938,920	18,121
	Herbalife Ltd.	410,370	13,809
*	BJ's Wholesale Club Inc.	366,700	12,845
*	Constellation Brands Inc. Class A	783,200	12,390
	Lancaster Colony Corp.	196,694	9,555
*	Central European Distribution Corp.	256,200	7,970
	Diamond Foods Inc.	230,400	6,947
*	Smithfield Foods Inc.	504,000	6,723
*	Ralcorp Holdings Inc.	115,300	6,192
*,^	Green Mountain Coffee Roasters Inc.	89,300	5,943
*	Dean Foods Co.	316,073	5,762
*	NBTY Inc.	131,169	4,776
	Andersons Inc.	117,039	3,632
*	Revlon Inc. Class A	402,949	3,397
	Church & Dwight Co. Inc.	53,400	3,037
*	American Italian Pasta Co.	109,667	2,980
*	Boston Beer Co. Inc. Class A	64,505	2,451
*,^	Orchids Paper Products Co.	124,024	2,220
*	Darling International Inc.	293,700	2,041
	Spartan Stores Inc.	142,520	2,018
	Alberto-Culver Co. Class B	64,600	1,733
*	Medifast Inc.	57,107	1,257
*,^	American Oriental Bioengineering Inc.	295,330	1,170
*	Pantry Inc.	79,767	1,126
	Casey's General Stores Inc.	33,800	1,066
*	Prestige Brands Holdings Inc.	131,701	890
*	Bare Escentuals Inc.	69,500	878
	Weis Markets Inc.	22,577	799
*	Overhill Farms Inc.	140,243	766
	Sanderson Farms Inc.	19,500	713
*,^	Diedrich Coffee Inc.	32,473	708
	Coca-Cola Bottling Co. Consolidated	15,703	705
*	HQ Sustainable Maritime Industries Inc.	68,500	519
	Calavo Growers Inc.	21,100	377
	Village Super Market Inc. Class A	7,906	237
	Schiff Nutrition International Inc.	16,600	96
	Inter Parfums Inc.	7,554	93
*,^	China Sky One Medical Inc.	7,400	88
	J&J Snack Foods Corp.	2,150	84
	B&G Foods Inc. Class A	10,480	82
*	American Dairy Inc.	2,700	78
*	National Beverage Corp.	6,119	67
*	Nutraceutical International Corp.	4,982	54
			272,888
Energy (4.8%)
^	Core Laboratories NV	282,090	29,422
*	Ultra Petroleum Corp.	530,460	25,754
*	Atwood Oceanics Inc.	713,460	25,321
	Massey Energy Co.	780,600	22,708
*	PetroHawk Energy Corp.	827,620	19,466
	Niko Resources Ltd.	212,040	17,166
	Frontier Oil Corp.	1,183,600	16,405
*	Comstock Resources Inc.	365,900	15,035
	CARBO Ceramics Inc.	255,769	14,934
*	Southwestern Energy Co.	298,080	12,990
	St Mary Land & Exploration Co.	339,545	11,578
	XTO Energy Inc.	276,665	11,498
*	Oceaneering International Inc.	224,109	11,452
*	Clean Energy Fuels Corp.	983,200	11,405
*	Tesco Corp.	1,229,247	10,670
	World Fuel Services Corp.	202,753	10,310
*	Dresser-Rand Group Inc.	330,941	9,753
	Sunoco Inc.	268,000	8,254

4

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
*	Whiting Petroleum Corp.	139,473	7,866
*	Weatherford International Ltd.	437,790	7,674
*	Venoco Inc.	600,053	7,561
*	Alpha Natural Resources Inc.	218,252	7,414
*	Dril-Quip Inc.	150,150	7,296
	Cabot Oil & Gas Corp.	163,143	6,276
*	Rex Energy Corp.	673,162	5,446
*	Helix Energy Solutions Group Inc.	377,250	5,180
	Tesoro Corp.	323,400	4,573
*	Global Industries Ltd.	585,905	4,271
*	SEACOR Holdings Inc.	50,200	4,080
*	Tetra Technologies Inc.	294,533	2,786
*	Unit Corp.	67,800	2,650
*	Gulfmark Offshore Inc.	94,100	2,604
*	Superior Energy Services Inc.	115,264	2,491
*	James River Coal Co.	122,600	2,328
*	Oil States International Inc.	62,710	2,160
	Rowan Cos. Inc.	87,800	2,041
*	Arena Resources Inc.	50,000	1,863
	EXCO Resources Inc.	103,200	1,612
*	Cal Dive International Inc.	193,830	1,489
*	International Coal Group Inc.	296,700	1,214
*	Geokinetics Inc.	40,534	652
	Ship Finance International Ltd.	53,500	608
*	Endeavour International Corp.	533,600	560
*	CVR Energy Inc.	49,215	518
*	Willbros Group Inc.	35,700	469
^	Teekay Tankers Ltd. Class A	53,234	431
*	ATP Oil & Gas Corp.	22,200	384
*	Matrix Service Co.	41,300	366
*,^	Isramco Inc.	3,920	325
*	Gulfport Energy Corp.	39,900	304
	Holly Corp.	10,300	299
*	PHI Inc.	16,038	276
*	Westmoreland Coal Co.	40,519	267
*	TGC Industries Inc.	58,642	255
*,^	Evergreen Energy Inc.	599,464	218
	Toreador Resources Corp.	19,014	162
*	Bolt Technology Corp.	12,627	128
*	Trico Marine Services Inc.	17,394	106
	Golar LNG Ltd.	7,700	93
	Vaalco Energy Inc.	15,900	68
			381,485
Exchange-Traded Funds (1.6%)
2	Vanguard Small-Cap ETF	1,165,083	60,608
^,2	Vanguard Small-Cap Growth ETF	713,200	38,227
^	iShares Russell 2000 Index Fund	523,200	29,482
			128,317
Financials (6.7%)
	Discover Financial Services	2,455,400	34,719
*	Jefferies Group Inc.	1,257,963	32,833
	Cash America International Inc.	984,600	29,794
	MFA Financial Inc.	3,252,000	24,130
*	Stifel Financial Corp.	407,666	21,182
	Comerica Inc.	627,500	17,413
*	Affiliated Managers Group Inc.	267,840	17,005
	Redwood Trust Inc.	1,193,500	16,637
	Lazard Ltd. Class A	431,140	16,276
	LaSalle Hotel Properties	836,000	14,346
*	NASDAQ OMX Group Inc.	694,700	12,546
	Huntington Bancshares Inc.	3,078,312	11,728
	Endurance Specialty Holdings Ltd.	296,520	10,672
	Waddell & Reed Financial Inc.	374,600	10,511
	Och-Ziff Capital Management Group LLC Class A	820,150	9,948

5

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

		Market
		Value
	Shares	($000)
RenaissanceRe Holdings Ltd.	182,900	9,602
Umpqua Holdings Corp.	968,900	9,602
U-Store-It Trust	1,653,953	9,428
* Navigators Group Inc.	173,000	9,181
* BR Malls Participacoes SA	756,800	8,115
* TD Ameritrade Holding Corp.	407,234	7,860
Entertainment Properties Trust	227,800	7,750
MB Financial Inc.	423,106	7,565
XL Capital Ltd. Class A	446,618	7,329
* MSCI Inc. Class A	237,427	7,218
* SLM Corp.	729,600	7,077
* Piper Jaffray Cos.	152,320	7,066
SEI Investments Co.	394,100	6,885
Federated Investors Inc. Class B	255,500	6,707
Cullen/Frost Bankers Inc.	142,800	6,682
Wintrust Financial Corp.	221,100	6,237
Assured Guaranty Ltd.	355,687	5,897
Invesco Ltd.	267,893	5,666
Prosperity Bancshares Inc.	156,000	5,583
Zenith National Insurance Corp.	180,203	5,141
* Broadpoint Gleacher Securities Inc.	799,325	5,092
Popular Inc.	2,328,803	5,030
BOK Financial Corp.	111,627	4,797
* Signature Bank	148,820	4,697
* First Cash Financial Services Inc.	242,064	4,159
* Knight Capital Group Inc. Class A	240,600	4,054
QC Holdings Inc.	736,309	3,829
* Dollar Financial Corp.	193,035	3,623
* St Joe Co.	148,266	3,549
Axis Capital Holdings Ltd.	114,000	3,293
Westamerica Bancorporation	60,205	2,878
Validus Holdings Ltd.	112,500	2,846
Digital Realty Trust Inc.	60,478	2,729
Amtrust Financial Services Inc.	233,366	2,632
TCF Financial Corp.	200,921	2,377
Reinsurance Group of America Inc. Class A	48,893	2,254
Advance America Cash Advance Centers Inc.	440,793	2,177
City Holding Co.	67,101	2,051
Equity Lifestyle Properties Inc.	41,800	1,942
Mid-America Apartment Communities Inc.	43,900	1,924
Health Care REIT Inc.	40,175	1,783
* CB Richard Ellis Group Inc. Class A	171,949	1,780
* Nelnet Inc. Class A	126,649	1,777
* DuPont Fabros Technology Inc.	117,610	1,774
Calamos Asset Management Inc. Class A	164,300	1,742
Nationwide Health Properties Inc.	50,396	1,625
* Credit Acceptance Corp.	47,083	1,618
Washington Real Estate Investment Trust	53,700	1,434
PS Business Parks Inc.	27,868	1,365
Southside Bancshares Inc.	62,867	1,307
Associated Estates Realty Corp.	136,785	1,247
* Penson Worldwide Inc.	124,900	1,218
Saul Centers Inc.	38,346	1,179
Highwoods Properties Inc.	41,500	1,142
BGC Partners Inc. Class A	229,270	1,107
Getty Realty Corp.	44,735	1,096
Trustco Bank Corp. NY	172,000	1,023
* Ezcorp Inc. Class A	77,933	1,011
Evercore Partners Inc. Class A	30,700	1,002
Sun Communities Inc.	56,600	987
Eaton Vance Corp.	33,800	960
Marshall & Ilsley Corp.	160,960	856
Rayonier Inc.	19,300	745
* Safeguard Scientifics Inc.	71,400	695

6

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

		Market
		Value
	Shares	($000)
* Cardtronics Inc.	69,830	695
^ Life Partners Holdings Inc.	40,200	683
* Encore Capital Group Inc.	45,004	674
GAMCO Investors Inc.	13,933	588
First Financial Bankshares Inc.	11,600	562
FBL Financial Group Inc. Class A	27,460	553
Suffolk Bancorp	17,500	489
* Riskmetrics Group Inc.	30,300	445
Capitol Federal Financial	14,501	440
EastGroup Properties Inc.	11,100	409
LTC Properties Inc.	15,000	356
* American Safety Insurance Holdings Ltd.	23,256	345
* TradeStation Group Inc.	39,700	306
Tanger Factory Outlet Centers	7,900	301
* International Assets Holding Corp.	15,207	274
Hanover Insurance Group Inc.	3,510	148
Park National Corp.	2,100	122
Great Southern Bancorp Inc.	4,384	100
First Mercury Financial Corp.	7,789	99
TFS Financial Corp.	7,800	91
Arrow Financial Corp.	3,482	89
Kearny Financial Corp.	8,100	80
* MarketAxess Holdings Inc.	6,700	80
First of Long Island Corp.	3,100	75
Ames National Corp.	3,471	73
GFI Group Inc.	13,900	72
Hancock Holding Co.	1,900	69
SY Bancorp Inc.	3,000	67
Wilshire Bancorp Inc.	9,000	63
United Financial Bancorp Inc.	4,922	63
Transatlantic Holdings Inc.	1,200	61
* Hallmark Financial Services	6,510	50
Rewards Network Inc.	2,412	26
Enterprise Bancorp Inc.	1,000	11
* Interactive Brokers Group Inc.	304	5
NYMAGIC Inc.	103	1
		531,302
Health Care (17.0%)
* Edwards Lifesciences Corp.	538,850	41,459
* ResMed Inc.	800,375	39,386
Beckman Coulter Inc.	559,630	36,001
* Henry Schein Inc.	680,188	35,934
* Mettler-Toledo International Inc.	339,309	33,083
* IDEXX Laboratories Inc.	644,360	32,940
* ICON PLC ADR	1,303,082	32,186
Cooper Cos. Inc.	1,106,730	31,000
* QIAGEN NV	1,477,200	30,770
DENTSPLY International Inc.	851,300	28,059
* Health Management Associates Inc. Class A	4,183,290	25,518
* Bio-Rad Laboratories Inc. Class A	278,000	24,850
* Regeneron Pharmaceuticals Inc.	1,547,324	24,293
* Community Health Systems Inc.	776,100	24,276
* Lincare Holdings Inc.	771,122	24,221
* Bruker Corp.	2,155,440	23,365
* Haemonetics Corp.	439,522	22,635
* Nektar Therapeutics	2,666,100	21,649
* Isis Pharmaceuticals Inc.	1,647,249	20,871
* King Pharmaceuticals Inc.	2,020,900	20,472
* BioMarin Pharmaceutical Inc.	1,269,798	19,758
* Seattle Genetics Inc.	2,129,704	19,338
* Alexion Pharmaceuticals Inc.	407,169	18,082
Pharmaceutical Product Development Inc.	823,136	17,739

7

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
*	PSS World Medical Inc.	872,450	17,641
*	Cephalon Inc.	322,000	17,575
*	Coventry Health Care Inc.	848,800	16,832
	Hikma Pharmaceuticals PLC	2,128,879	16,454
*	Alkermes Inc.	2,033,300	16,205
*	Varian Medical Systems Inc.	387,455	15,878
*	Exelixis Inc.	2,581,900	15,698
*	Vertex Pharmaceuticals Inc.	458,347	15,382
*	Align Technology Inc.	939,000	14,761
*,^	Amedisys Inc.	359,074	14,288
*	ICU Medical Inc.	400,250	14,009
*	SXC Health Solutions Corp.	305,983	13,977
*	Kindred Healthcare Inc.	920,400	13,530
*	Parexel International Corp.	1,043,150	13,060
*	Patterson Cos. Inc.	510,550	13,034
*	Covance Inc.	242,307	12,522
*	MWI Veterinary Supply Inc.	349,093	12,358
*	Brookdale Senior Living Inc.	725,200	12,212
*	Sirona Dental Systems Inc.	431,375	11,608
*	Endo Pharmaceuticals Holdings Inc.	493,500	11,054
*	Martek Biosciences Corp.	602,943	10,829
*	Impax Laboratories Inc.	1,206,624	10,715
*	IPC The Hospitalist Co. Inc.	347,424	10,527
*	Luminex Corp.	693,200	10,204
*	VCA Antech Inc.	426,330	10,155
*	Kinetic Concepts Inc.	302,656	10,045
*	Par Pharmaceutical Cos. Inc.	450,800	9,453
*	Masimo Corp.	352,100	9,355
*	Millipore Corp.	132,400	8,872
*	Orthovita Inc.	2,430,744	8,508
*	Inverness Medical Innovations Inc.	217,541	8,269
*	Warner Chilcott PLC Class A	367,950	8,150
*	Psychiatric Solutions Inc.	373,925	7,718
*	Amylin Pharmaceuticals Inc.	692,200	7,642
*	Cyberonics Inc.	513,800	7,430
	Omnicare Inc.	329,800	7,147
	Universal Health Services Inc. Class B	120,602	6,711
*	Volcano Corp.	467,000	6,701
	Invacare Corp.	297,578	6,675
*	United Therapeutics Corp.	154,662	6,579
	Quality Systems Inc.	107,800	6,578
*	Mylan Inc.	391,900	6,364
*	Emergency Medical Services Corp. Class A	127,618	6,128
*	Life Technologies Corp.	129,780	6,122
*	Immunogen Inc.	882,032	5,901
*	Zimmer Holdings Inc.	110,987	5,835
*	American Medical Systems Holdings Inc.	372,400	5,742
*	Valeant Pharmaceuticals International	191,100	5,618
*	Watson Pharmaceuticals Inc.	160,560	5,526
*	Human Genome Sciences Inc.	280,300	5,239
	PerkinElmer Inc.	280,548	5,221
*	Eurand NV	393,769	5,206
	Analogic Corp.	133,680	4,992
	STERIS Corp.	170,000	4,974
*	Dionex Corp.	73,200	4,969
*	Catalyst Health Solutions Inc.	147,849	4,638
*	Wright Medical Group Inc.	283,885	4,613
*	Dendreon Corp.	180,582	4,563
	PDL BioPharma Inc.	508,300	4,275
*	Sun Healthcare Group Inc.	469,657	4,264
	Meridian Bioscience Inc.	188,700	4,187
*	NuVasive Inc.	114,512	4,156
*	Myriad Genetics Inc.	158,974	3,860
*	Healthsouth Corp.	251,865	3,680

8

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
*	PharMerica Corp.	232,483	3,587
*	RehabCare Group Inc.	188,186	3,528
	Chemed Corp.	77,300	3,503
*	Durect Corp.	1,529,800	3,228
*	Cypress Bioscience Inc.	523,550	3,215
*	Facet Biotech Corp.	185,662	3,180
*	Savient Pharmaceuticals Inc.	244,774	3,084
*	Odyssey HealthCare Inc.	213,970	2,983
*	Express Scripts Inc.	35,410	2,830
	Owens & Minor Inc.	69,000	2,821
*	Centene Corp.	151,300	2,698
*	Corvel Corp.	93,388	2,662
*	Medicines Co.	369,020	2,653
	Techne Corp.	42,100	2,632
*	Tenet Healthcare Corp.	497,100	2,545
*	Gentiva Health Services Inc.	104,832	2,516
*	Greatbatch Inc.	127,431	2,507
*	Orthofix International NV	77,472	2,479
*	BioScrip Inc.	326,311	2,460
*	Questcor Pharmaceuticals Inc.	532,961	2,420
*	HMS Holdings Corp.	54,750	2,350
*	Cantel Medical Corp.	141,552	2,273
	Medicis Pharmaceutical Corp. Class A	106,600	2,257
*	AMN Healthcare Services Inc.	270,300	2,249
*	LHC Group Inc.	78,700	2,197
*	Emergent Biosolutions Inc.	150,900	2,176
*	Salix Pharmaceuticals Ltd.	117,360	2,158
*	Medivation Inc.	84,291	2,151
	Atrion Corp.	17,867	2,116
*	Accelrys Inc.	378,016	2,053
*	Cambrex Corp.	335,616	2,014
*	Cubist Pharmaceuticals Inc.	113,500	1,923
*	Enzon Pharmaceuticals Inc.	225,100	1,889
*	athenahealth Inc.	49,906	1,877
*	WellCare Health Plans Inc.	60,100	1,570
*	Celera Corp.	247,305	1,531
*	Cytokinetics Inc.	456,093	1,455
*	Maxygen Inc.	256,614	1,432
*	Affymetrix Inc.	269,774	1,411
*,^	BioCryst Pharmaceuticals Inc.	143,252	1,279
*	Hi-Tech Pharmacal Co. Inc.	64,083	1,169
*	AMERIGROUP Corp.	52,228	1,152
*	Harvard Bioscience Inc.	300,261	1,087
*	Micromet Inc.	201,583	1,030
*,^	Cell Therapeutics Inc.	1,048,000	996
	America Service Group Inc.	71,422	937
*,^	Novavax Inc.	201,822	775
*	Symmetry Medical Inc.	94,000	749
*	Immunomedics Inc.	185,500	660
*	Sciclone Pharmaceuticals Inc.	254,431	626
	Ensign Group Inc.	41,600	615
*	Continucare Corp.	228,986	600
*,^	Hemispherx Biopharma Inc.	388,500	563
*	Quadramed Corp.	76,300	557
*	Auxilium Pharmaceuticals Inc.	17,500	551
*	Bio-Reference Labs Inc.	16,117	521
	Perrigo Co.	13,000	483
*	NovaMed Inc.	114,978	463
*	Hanger Orthopedic Group Inc.	30,440	421
*	Allied Healthcare International Inc.	153,859	409
*	Aspect Medical Systems Inc.	33,415	400
*	Kensey Nash Corp.	15,400	368
*	Cornerstone Therapeutics Inc.	65,492	367
*,^	BioDelivery Sciences International Inc.	81,979	326

9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
*	Providence Service Corp.	23,700	295
*	OXiGENE Inc.	247,648	280
*	US Physical Therapy Inc.	18,700	263
*	Arqule Inc.	77,400	259
*	RadNet Inc.	101,896	248
*	Lannett Co. Inc.	34,400	231
*,^	Virtual Radiologic Corp.	17,110	220
*	Myriad Pharmaceuticals Inc.	39,743	219
*	MAP Pharmaceuticals Inc.	24,400	201
*	I-Flow Corp.	15,800	199
*	Osteotech Inc.	43,450	188
*	OncoGenex Pharmaceutical Inc.	6,200	180
*	Insmed Inc.	221,100	155
*	Abaxis Inc.	6,400	146
*	Cardiac Science Corp.	38,760	136
*	Cadence Pharmaceuticals Inc.	14,500	131
*	Triple-S Management Corp. Class B	7,772	130
*	Neurocrine Biosciences Inc.	51,253	114
*	Chelsea Therapeutics International Inc.	38,371	106
*	Santarus Inc.	31,200	96
*	Thoratec Corp.	3,200	84
	Young Innovations Inc.	3,243	77
*	Inspire Pharmaceuticals Inc.	15,700	70
*	Medical Action Industries Inc.	6,100	67
*	Home Diagnostics Inc.	10,391	65
*	Caraco Pharmaceutical Laboratories Ltd.	17,264	64
*	Sangamo Biosciences Inc.	11,400	61
*	Osiris Therapeutics Inc.	9,000	57
	Advocat Inc.	6,693	56
*	Allion Healthcare Inc.	5,970	38
*	Cardiovascular Systems Inc.	4,802	23
*	Dynacq Healthcare Inc.	4,900	16
*	Mediware Information Systems	1,900	11
			1,346,502
Industrials (14.4%)
	MSC Industrial Direct Co. Class A	1,237,140	53,259
*	Stericycle Inc.	710,600	37,214
^	Ritchie Bros Auctioneers Inc.	1,476,000	32,354
*	Corrections Corp. of America	1,226,054	29,352
	Equifax Inc.	1,002,684	27,453
*	EnerSys	1,132,140	25,020
	Kennametal Inc.	1,061,210	25,002
*	JetBlue Airways Corp.	4,739,230	23,507
	Watsco Inc.	429,860	22,017
*	Gardner Denver Inc.	595,700	21,392
*	SunPower Corp. Class B	964,936	20,900
	UTi Worldwide Inc.	1,654,121	20,627
	Lennox International Inc.	591,400	19,912
*	GeoEye Inc.	752,670	19,095
*	Resources Connection Inc.	1,101,080	19,016
*	Genesee & Wyoming Inc. Class A	619,730	17,978
	Dun & Bradstreet Corp.	233,820	17,901
	Healthcare Services Group Inc.	852,770	16,842
*	Clean Harbors Inc.	292,160	16,492
	Con-way Inc.	499,870	16,491
	WW Grainger Inc.	174,850	16,389
	Chicago Bridge & Iron Co. NV	866,175	16,293
	Belden Inc.	702,430	16,121
*	Beacon Roofing Supply Inc.	1,118,898	16,067
*	DigitalGlobe Inc.	699,380	15,617
*	HUB Group Inc. Class A	614,300	15,271
*	Teledyne Technologies Inc.	441,870	15,094
*,^	Yingli Green Energy Holding Co. Ltd. ADR	1,285,700	14,888
*	Advisory Board Co.	592,180	14,591

10

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

		Market
		Value
	Shares	($000)
* RBC Bearings Inc.	673,494	14,487
Gamesa Corp. Tecnologica SA	790,794	14,450
Landstar System Inc.	397,550	14,010
* Spirit Aerosystems Holdings Inc. Class A	837,600	13,335
* Navistar International Corp.	368,696	12,219
* TrueBlue Inc.	1,005,030	12,161
* IHS Inc. Class A	228,050	11,804
Knight Transportation Inc.	682,080	10,941
* EnerNOC Inc.	361,220	10,378
* Kirby Corp.	302,500	10,224
* United Stationers Inc.	208,565	9,832
* MPS Group Inc.	726,505	9,822
AMETEK Inc.	276,570	9,650
* Railamerica Inc.	807,920	9,509
* US Airways Group Inc.	3,046,800	9,323
* SYKES Enterprises Inc.	391,931	9,304
McGrath RentCorp	448,389	8,856
* American Superconductor Corp.	258,450	8,663
* Owens Corning	389,440	8,611
Woodward Governor Co.	365,750	8,599
* Korn/Ferry International	530,400	8,465
* ESCO Technologies Inc.	208,400	8,186
* AerCap Holdings NV	932,408	7,814
Timken Co.	334,400	7,367
* Atlas Air Worldwide Holdings Inc.	276,921	7,280
Deluxe Corp.	482,800	6,870
Bucyrus International Inc. Class A	154,000	6,841
* Hawaiian Holdings Inc.	951,752	6,748
* Exponent Inc.	259,072	6,738
Carlisle Cos. Inc.	216,453	6,719
Watson Wyatt Worldwide Inc. Class A	153,800	6,703
* Waste Connections Inc.	209,297	6,578
Ingersoll-Rand PLC	205,000	6,476
* Aecom Technology Corp.	246,904	6,232
Hubbell Inc. Class B	143,643	6,109
Granite Construction Inc.	210,850	6,022
Manitowoc Co. Inc.	656,200	5,998
Heartland Express Inc.	434,970	5,916
* Moog Inc. Class A	231,407	5,778
* FTI Consulting Inc.	139,476	5,692
Harsco Corp.	170,700	5,375
* Kadant Inc.	416,900	5,374
* EMCOR Group Inc.	227,200	5,366
TransDigm Group Inc.	135,600	5,313
* Mobile Mini Inc.	358,990	5,205
Crane Co.	183,590	5,113
* Thomas & Betts Corp.	144,779	4,953
* Navigant Consulting Inc.	346,426	4,933
Mine Safety Appliances Co.	192,470	4,906
* McDermott International Inc.	189,718	4,217
* Shaw Group Inc.	162,600	4,172
American Ecology Corp.	224,300	3,728
* Flow International Corp.	1,517,700	3,658
Curtiss-Wright Corp.	121,561	3,625
* Chart Industries Inc.	179,100	3,541
Copa Holdings SA Class A	77,697	3,281
* Continental Airlines Inc. Class B	283,880	3,265
* Airtran Holdings Inc.	763,183	3,228
* Powell Industries Inc.	87,298	3,211
* Alliant Techsystems Inc.	40,200	3,127
* Michael Baker Corp.	87,301	3,117
* Trex Co. Inc.	194,123	3,088
Knoll Inc.	310,700	3,045
Toro Co.	80,426	2,977

11

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
*	CoStar Group Inc.	75,200	2,919
	Brink's Co.	119,457	2,835
*	Esterline Technologies Corp.	66,487	2,800
	VSE Corp.	60,105	2,632
	Robbins & Myers Inc.	108,400	2,515
*	ICF International Inc.	84,000	2,407
	Apogee Enterprises Inc.	178,786	2,367
*	LaBarge Inc.	203,773	2,262
	Pall Corp.	70,800	2,247
	Goodrich Corp.	41,000	2,228
*	CRA International Inc.	78,991	1,955
*	Force Protection Inc.	427,700	1,882
*	AZZ Inc.	53,633	1,837
	Robert Half International Inc.	78,000	1,810
*	AMR Corp.	330,900	1,784
*	APAC Customer Services Inc.	267,620	1,726
*	Allegiant Travel Co. Class A	42,882	1,617
*	American Reprographics Co.	258,610	1,552
	EnergySolutions Inc.	174,226	1,453
*	Tetra Tech Inc.	55,700	1,433
	AAON Inc.	77,400	1,394
*	MasTec Inc.	115,500	1,363
*	DynCorp International Inc. Class A	72,100	1,226
	ABM Industries Inc.	64,552	1,212
*	WESCO International Inc.	45,000	1,150
*	ATC Technology Corp.	54,672	1,143
	Cubic Corp.	32,230	1,119
*	GenCorp Inc.	145,545	1,083
	Standard Register Co.	225,314	1,075
*	Armstrong World Industries Inc.	28,111	1,047
*	Geo Group Inc.	47,025	995
*	CBIZ Inc.	134,440	946
*	Kforce Inc.	77,367	907
*	GP Strategies Corp.	117,140	825
*	Air Transport Services Group Inc.	318,000	824
*	North American Galvanizing & Coating Inc.	143,550	721
*	Avis Budget Group Inc.	84,000	706
	Ampco-Pittsburgh Corp.	24,816	668
*	GrafTech International Ltd.	48,440	654
*	Sterling Construction Co. Inc.	39,430	636
	G&K Services Inc. Class A	26,605	589
	Textainer Group Holdings Ltd.	36,454	549
	Graham Corp.	38,618	547
*	Alaska Air Group Inc.	20,000	514
*	Colfax Corp.	42,500	462
*	USA Truck Inc.	39,535	444
	Applied Signal Technology Inc.	18,600	381
*	Orion Marine Group Inc.	17,046	325
	Rollins Inc.	16,200	293
*	On Assignment Inc.	44,400	268
	Raven Industries Inc.	10,430	258
	Primoris Services Corp.	32,616	239
*	Old Dominion Freight Line Inc.	9,048	235
	Administaff Inc.	7,260	180
	GATX Corp.	5,700	155
	CDI Corp.	12,650	154
*	Republic Airways Holdings Inc.	18,749	150
	Preformed Line Products Co.	3,696	142
*	Waste Services Inc.	21,080	138
	Herman Miller Inc.	8,400	130
	Donaldson Co. Inc.	3,600	128
*,^	Microvision Inc.	33,600	125
*	SIFCO Industries Inc.	7,910	106
*	Pike Electric Corp.	8,100	102

12

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
*	Marten Transport Ltd.	5,600	98
	Quanex Building Products Corp.	6,600	98
	Multi-Color Corp.	6,705	89
*	ICT Group Inc.	5,500	87
*	Rush Enterprises Inc. Class A	7,970	87
	Valmont Industries Inc.	1,200	87
	Portec Rail Products Inc.	9,900	86
*	COMSYS IT Partners Inc.	12,431	85
	HEICO CORP.	2,200	84
*	Altra Holdings Inc.	9,400	82
	TAL International Group Inc.	5,100	60
*	Advanced Battery Technologies Inc.	17,200	58
*	LMI Aerospace Inc.	2,980	32
			1,140,285
Information Technology (26.4%)
*,^	Alliance Data Systems Corp.	1,075,756	59,145
*	Euronet Worldwide Inc.	2,026,474	47,926
*	ON Semiconductor Corp.	6,939,310	46,424
*	Polycom Inc.	2,151,338	46,189
*	TiVo Inc.	4,017,260	43,708
*	Sapient Corp.	5,096,458	41,485
*	Informatica Corp.	1,655,257	35,141
*	Ingram Micro Inc.	1,964,813	34,679
*	Red Hat Inc.	1,286,693	33,210
*	Teradyne Inc.	3,934,740	32,934
*	FEI Co.	1,379,593	32,848
*	Sybase Inc.	780,886	30,892
*	NICE Systems Ltd. ADR	990,595	30,679
*	Concur Technologies Inc.	851,687	30,354
	Factset Research Systems Inc.	473,800	30,347
*	PMC - Sierra Inc.	3,509,451	29,901
*	Ariba Inc.	2,440,485	28,847
*	MICROS Systems Inc.	1,046,239	28,165
*	F5 Networks Inc.	607,049	27,250
*	QLogic Corp.	1,547,305	27,140
*	Verigy Ltd.	2,705,720	26,624
*	Tellabs Inc.	4,358,280	26,237
*	Rovi Corp.	934,859	25,755
*	Microsemi Corp.	1,828,206	24,333
*	Hewitt Associates Inc. Class A	669,390	23,777
*	Parametric Technology Corp.	1,591,998	23,737
*	j2 Global Communications Inc.	1,062,194	21,722
*	VeriFone Holdings Inc.	1,615,390	21,485
*	Starent Networks Corp.	634,553	21,410
*	Salesforce.com Inc.	363,540	20,631
	Maxim Integrated Products Inc.	1,202,900	20,052
	Intersil Corp. Class A	1,525,600	19,146
*	Take-Two Interactive Software Inc.	1,718,800	18,855
*	Cadence Design Systems Inc.	2,991,090	18,276
	ADTRAN Inc.	789,060	18,180
	Syntel Inc.	494,537	17,719
*	SuccessFactors Inc.	1,150,330	17,589
*	WebMD Health Corp. Class A	515,791	17,568
*	Synopsys Inc.	759,628	16,712
*	Cymer Inc.	483,340	16,550
*	Littelfuse Inc.	590,150	16,265
*	Cognizant Technology Solutions Corp. Class A	416,352	16,092
*	Silicon Laboratories Inc.	383,945	16,087
*	NeuStar Inc. Class A	686,933	15,868
*	Blue Coat Systems Inc.	710,665	15,834
	Plantronics Inc.	655,977	15,816
	Jabil Circuit Inc.	1,174,480	15,715
*	S1 Corp.	2,561,595	15,370
*	Cybersource Corp.	934,800	15,312

13

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

		Market
		Value
	Shares	($000)
* Skyworks Solutions Inc.	1,466,713	15,298
* 3Com Corp.	2,960,361	15,216
* Atheros Communications Inc.	617,573	15,205
* Atmel Corp.	4,042,160	15,037
* Netlogic Microsystems Inc.	388,909	14,782
* Netezza Corp.	1,545,070	14,276
* MKS Instruments Inc.	880,000	13,763
Amphenol Corp. Class A	319,918	12,835
* Nuance Communications Inc.	969,063	12,704
* Riverbed Technology Inc.	595,360	12,199
* GSI Commerce Inc.	628,850	11,929
* Progress Software Corp.	494,273	11,418
* Acme Packet Inc.	1,141,328	11,174
* ValueClick Inc.	1,128,365	11,103
* Avnet Inc.	447,852	11,098
* ATMI Inc.	717,945	10,877
* Varian Semiconductor Equipment Associates Inc.	381,930	10,843
* Brocade Communications Systems Inc.	1,247,275	10,702
Power Integrations Inc.	339,660	10,597
* EPIQ Systems Inc.	807,800	10,186
Altera Corp.	510,250	10,098
* Websense Inc.	620,540	9,966
Xerox Corp.	1,309,800	9,850
* CommVault Systems Inc.	499,950	9,849
* Lawson Software Inc.	1,545,037	9,749
* Art Technology Group Inc.	2,307,661	9,508
* DemandTec Inc.	1,062,190	9,337
* Hittite Microwave Corp.	252,050	9,275
* Cypress Semiconductor Corp.	1,093,066	9,215
* Trimble Navigation Ltd.	429,210	9,001
* Cabot Microelectronics Corp.	276,100	8,830
* Fairchild Semiconductor International Inc. Class A	1,148,800	8,593
* Cogent Inc.	886,897	8,559
* Compellent Technologies Inc.	466,220	8,550
* Arris Group Inc.	833,131	8,548
* Lexmark International Inc. Class A	334,596	8,532
* Arrow Electronics Inc.	322,200	8,165
* NetApp Inc.	300,148	8,119
Broadridge Financial Solutions Inc.	381,000	7,929
* Equinix Inc.	92,445	7,887
* PROS Holdings Inc.	872,700	7,846
* Compuware Corp.	1,074,800	7,588
* Applied Micro Circuits Corp.	966,545	7,558
Solera Holdings Inc.	229,277	7,387
* BMC Software Inc.	188,692	7,012
* Digital River Inc.	304,170	6,944
* Marvell Technology Group Ltd.	493,575	6,772
* JDA Software Group Inc.	341,110	6,768
* Stratasys Inc.	418,510	6,604
* Harris Stratex Networks Inc. Class A	1,019,635	6,424
Earthlink Inc.	751,650	6,088
* TIBCO Software Inc.	690,318	6,040
* FLIR Systems Inc.	213,784	5,945
* ANSYS Inc.	146,014	5,925
* Sohu.com Inc.	106,400	5,916
* Sycamore Networks Inc.	2,044,300	5,826
Global Payments Inc.	114,566	5,640
* Emulex Corp.	556,249	5,618
* Avocent Corp.	221,850	5,517
* McAfee Inc.	131,505	5,507
* SkillSoft PLC ADR	572,625	5,486
* Activision Blizzard Inc.	500,500	5,420
* Multi-Fineline Electronix Inc.	196,500	5,355
Fair Isaac Corp.	259,000	5,265

14

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
*	Diodes Inc.	317,775	5,205
*	VistaPrint NV	99,749	5,092
	Diebold Inc.	165,100	4,993
	Heartland Payment Systems Inc.	399,880	4,915
*	Novell Inc.	1,168,854	4,781
*	Blackboard Inc.	129,919	4,608
*	Ceva Inc.	449,054	4,549
*	VanceInfo Technologies Inc. ADR	293,846	4,437
*	Semtech Corp.	286,490	4,432
*	Cree Inc.	104,599	4,404
*	AsiaInfo Holdings Inc.	199,100	4,392
*	TriQuint Semiconductor Inc.	799,370	4,309
	Jack Henry & Associates Inc.	182,500	4,210
*	Constant Contact Inc.	244,000	4,043
*	Gartner Inc.	215,900	4,020
*	Tekelec	259,977	3,905
*	Quest Software Inc.	221,527	3,715
*	Actuate Corp.	727,641	3,645
*	Cirrus Logic Inc.	744,501	3,603
*	Oclaro Inc.	3,377,490	3,580
*	TeleTech Holdings Inc.	192,026	3,435
*	LivePerson Inc.	682,513	3,433
*	Scansource Inc.	132,659	3,368
*	Silicon Motion Technology Corp. ADR	942,100	3,278
*	CSG Systems International Inc.	195,580	3,196
*	RF Micro Devices Inc.	769,800	3,064
*	Wright Express Corp.	109,584	3,058
	Pegasystems Inc.	102,649	2,943
*	Mantech International Corp. Class A	66,711	2,926
*	OSI Systems Inc.	143,900	2,825
*	Aruba Networks Inc.	348,333	2,724
*	DST Systems Inc.	64,896	2,707
*	Genpact Ltd.	222,659	2,652
*	CACI International Inc. Class A	55,679	2,651
*	Electronic Arts Inc.	143,000	2,608
*	Tessera Technologies Inc.	116,771	2,582
*	Sourcefire Inc.	125,350	2,545
*	SAIC Inc.	142,055	2,516
*	Switch & Data Facilities Co. Inc.	147,473	2,467
	iGate Corp.	275,199	2,430
*	Radiant Systems Inc.	241,900	2,380
*	Convergys Corp.	218,790	2,374
*	AuthenTec Inc.	959,690	2,370
*,^	Synaptics Inc.	101,971	2,294
*	LSI Corp.	429,960	2,201
*	TNS Inc.	76,300	2,156
*	Manhattan Associates Inc.	92,510	2,123
*	Seachange International Inc.	310,826	2,104
*	Cray Inc.	279,547	2,085
*	Anixter International Inc.	48,300	2,021
*	Ultratech Inc.	156,118	2,017
*	MIPS Technologies Inc. Class A	497,275	1,964
*	SYNNEX Corp.	76,190	1,960
*	Oplink Communications Inc.	128,507	1,906
*	Internet Gold-Golden Lines Ltd.	146,153	1,880
*	Integrated Device Technology Inc.	306,600	1,803
	Ulticom Inc.	667,120	1,761
*	EMS Technologies Inc.	100,701	1,755
*,^	STEC Inc.	78,321	1,670
*	DealerTrack Holdings Inc.	100,000	1,648
*	Kopin Corp.	363,612	1,614
*	Brightpoint Inc.	218,769	1,612
*	Zoran Corp.	171,960	1,525
*	Insight Enterprises Inc.	144,299	1,518

15

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
*	Juniper Networks Inc.	58,364	1,489
*	Mercury Computer Systems Inc.	135,669	1,452
*	Super Micro Computer Inc.	176,300	1,421
	Marchex Inc. Class B	306,109	1,387
*	Netgear Inc.	76,000	1,385
*	SonicWALL Inc.	170,687	1,355
*,^	China Security & Surveillance Technology Inc.	257,800	1,348
*	Palm Inc.	108,205	1,256
*	Acxiom Corp.	108,683	1,248
*	Checkpoint Systems Inc.	87,486	1,187
*	Advanced Micro Devices Inc.	251,000	1,155
*	NCI Inc. Class A	42,586	1,146
*	Netscout Systems Inc.	92,755	1,140
*	CPI International Inc.	114,610	1,135
*	Quantum Corp.	607,900	1,125
*	Veeco Instruments Inc.	45,409	1,106
*	Unisys Corp.	32,730	954
*	Dynamics Research Corp.	69,597	892
*	Anaren Inc.	60,802	889
*	Global Cash Access Holdings Inc.	138,838	879
*	Rambus Inc.	52,300	837
*	Interactive Intelligence Inc.	46,872	786
*	Smith Micro Software Inc.	86,304	784
*	Online Resources Corp.	141,734	744
*	InterDigital Inc.	36,000	740
*	Saba Software Inc.	170,463	731
*	Digi International Inc.	89,900	715
	Opnet Technologies Inc.	65,322	712
*	Keynote Systems Inc.	67,100	686
*	Volterra Semiconductor Corp.	48,200	668
*	Mentor Graphics Corp.	82,300	601
*	Computer Task Group Inc.	85,106	593
*	Maxwell Technologies Inc.	31,100	558
	NIC Inc.	60,100	526
*	Loral Space & Communications Inc.	18,822	497
*	NVE Corp.	12,800	479
*	Image Sensing Systems Inc.	38,500	469
	QAD Inc.	96,398	440
*	Entropic Communications Inc.	162,700	428
*	Monolithic Power Systems Inc.	20,800	416
*	IXYS Corp.	61,462	412
*	Datalink Corp.	97,063	386
*	Sigma Designs Inc.	28,620	344
*	BigBand Networks Inc.	88,700	328
*	PC Mall Inc.	43,650	309
*	Travelzoo Inc.	22,110	306
*	Pervasive Software Inc.	61,092	299
*	Radisys Corp.	34,601	294
*	Innodata Isogen Inc.	42,000	272
*	GTSI Corp.	30,626	228
*	ACI Worldwide Inc.	13,824	222
*	Hackett Group Inc.	70,900	221
*	Intellon Corp.	32,050	220
*	Pixelworks Inc.	89,747	220
*	Intermec Inc.	15,115	186
*	Actel Corp.	15,394	183
*	DSP Group Inc.	28,483	165
*	Ebix Inc.	2,600	160
*	White Electronic Designs Corp.	34,951	153
*	Evolving Systems Inc.	24,042	153
*	IntriCon Corp.	42,647	144
*	INX Inc.	20,568	138
*	Virtusa Corp.	14,162	127
	Micrel Inc.	17,000	127

16

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

			Market
			Value
		Shares	($000)
*	Amkor Technology Inc.	21,470	118
*	DTS Inc.	3,600	102
*	Symmetricom Inc.	19,920	95
*	Tech Data Corp.	1,500	58
*	StarTek Inc.	8,600	50
*	SRA International Inc. Class A	1,530	29
*	Exar Corp.	4,100	28
*	MakeMusic Inc.	6,790	27
*	Merrimac Industries Inc.	3,233	26
	Keithley Instruments Inc.	7,200	23
*	GSI Technology Inc.	2,661	10
	Imergent Inc.	1,200	8
*	Interphase Corp.	1,900	4
*	PC-Tel Inc.	162	1
			2,090,756
Materials (5.6%)
	Sensient Technologies Corp.	1,596,950	40,387
	Albemarle Corp.	1,021,170	32,249
*	Solutia Inc.	2,713,783	29,852
*	Crown Holdings Inc.	894,652	23,842
	Lubrizol Corp.	348,413	23,190
	Cytec Industries Inc.	686,000	22,755
	Silgan Holdings Inc.	422,900	22,731
	Aptargroup Inc.	634,420	22,401
	Greif Inc. Class A	296,250	15,855
	Martin Marietta Materials Inc.	182,200	15,181
	International Flavors & Fragrances Inc.	392,668	14,957
	Nalco Holding Co.	694,575	14,690
	Arch Chemicals Inc.	497,930	13,788
	Eagle Materials Inc.	517,900	12,870
	Rock-Tenn Co. Class A	266,053	11,653
	Airgas Inc.	252,520	11,202
	Olin Corp.	679,500	10,376
*	OM Group Inc.	381,750	10,315
	Ashland Inc.	263,947	9,117
*	Fronteer Development Group Inc.	2,389,100	8,935
	Ball Corp.	176,759	8,719
	Scotts Miracle-Gro Co. Class A	207,198	8,416
	NewMarket Corp.	79,070	7,393
	RPM International Inc.	392,373	6,914
	Stepan Co.	95,342	5,457
*	Pactiv Corp.	226,179	5,222
	Steel Dynamics Inc.	379,469	5,081
	Compass Minerals International Inc.	77,400	4,824
	Walter Energy Inc.	77,366	4,526
*	LSB Industries Inc.	341,250	4,231
	Terra Industries Inc.	116,400	3,698
*	Clearwater Paper Corp.	48,149	2,180
*	Buckeye Technologies Inc.	206,500	1,850
	Innophos Holdings Inc.	86,761	1,679
*	Bway Holding Co.	89,182	1,585
	Worthington Industries Inc.	131,200	1,450
*	Brush Engineered Materials Inc.	67,780	1,250
*	Omnova Solutions Inc.	192,434	1,233
*	Boise Inc.	228,063	1,090
*	WR Grace & Co.	39,500	865
*	PolyOne Corp.	126,100	704
*	AEP Industries Inc.	14,639	511
	Koppers Holdings Inc.	18,236	476
*,^	General Steel Holdings Inc.	80,800	301
	Wausau Paper Corp.	27,849	244
	KMG Chemicals Inc.	16,975	209
*	Domtar Corp.	2,360	99

17

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

					Market
					Value
				Shares	($000)
	Balchem Corp.			2,100	58
					446,611
Telecommunication Services (0.7%)
*	SBA Communications Corp. Class A			724,368	20,434
*	Clearwire Corp. Class A			1,328,410	8,316
*	Syniverse Holdings Inc.			468,689	8,029
*	Premiere Global Services Inc.			508,898	3,801
*	USA Mobility Inc.			340,242	3,709
	NTELOS Holdings Corp.			196,800	2,972
	Consolidated Communications Holdings Inc.			180,360	2,492
*	General Communication Inc. Class A			221,465	1,362
*	AboveNet Inc.			25,886	1,253
*	Centennial Communications Corp.			99,400	841
*	iPCS Inc.			19,400	463
*	Cogent Communications Group Inc.			41,000	415
*	Cincinnati Bell Inc.			79,100	244
*	Virgin Mobile USA Inc. Class A			16,500	66
	HickoryTech Corp.			2,070	19
					54,416
Utilities (0.6%)
	ITC Holdings Corp.			363,900	16,165
	UGI Corp.			533,600	12,742
	Ormat Technologies Inc.			259,430	9,807
	Centerpoint Energy Inc.			362,300	4,565
	New Jersey Resources Corp.			50,019	1,761
	American Water Works Co. Inc.			73,343	1,391
	DPL Inc.			40,700	1,031
	Consolidated Water Co. Inc.			5,100	75
					47,537

Total Common Stocks (Cost $7,330,799)					7,644,505

		Coupon

Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.7%)
3,4	Vanguard Market Liquidity Fund	0.225%		370,767,569	370,768

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.2%)
5,6	Federal Home Loan Bank Discount Notes	0.275%	2/19/10	17,300	17,294
5,6	Freddie Mac Discount Notes	0.300%	12/28/09	1,000	1,000
					18,294
Repurchase Agreement (0.2%)
	Deutsche Bank Securities, Inc.
	(Dated 10/30/09, Repurchase Value $12,000,000,
	collateralized by Federal National Mortgage Assn.
	6.500%-7.000%, 12/1/37-11/1/38)	0.080%	11/2/09	12,000	12,000

Total Temporary Cash Investments (Cost $401,053)					401,062

Total Investments (101.5%) (Cost $7,731,852)					8,045,567
4 Other Assets and Liabilities—Net (-1.5%)					(116,130)

Net Assets (100%)					7,929,437

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $101,748,000.

18

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2009

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.3% and 4.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $111,157,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $18,294,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Explorer Fund (the “Fund”) as of October 31, 2009 and for the year then ended and have issued our unqualified report thereon dated December 15, 2009. Our audit included an audit of the Fund’s schedule of investments as of October 31, 2009. This schedule of investments is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA
December 15, 2009

20

© 2009 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA240 122009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2009: $
Fiscal Year Ended October 31, 2008: $34,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2009: $3,354,640
Fiscal Year Ended October 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2009: $876,210
Fiscal Year Ended October 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2009: $423,070
Fiscal Year Ended October 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2009: $0
Fiscal Year Ended October 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2009: $423,070
Fiscal Year Ended October 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2009

VANGUARD EXPLORER FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number
2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.